Exhibit 99.1

SIGOS Systemintegration GmbH

SIGOS Systemintegration GmbH

Report of Independent Auditors

The Board of Directors

Keynote Systems, Inc.:

We have audited the accompanying balance sheets of SIGOS Systemintegration GmbH, Germany (“the Company”), as of December 31, 2005 and 2004, and the related statements of income and cash flows for each of the years in the two-year period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SIGOS Systemintegration GmbH, Germany as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2005, in conformity with generally accepted accounting principles in Germany.

Accounting principles generally accepted in Germany vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 6 to the financial statements.

/s/ KPMG Deutsche Treuhand-Gesellschaft

Aktiengesellschaft

Wirtschaftsprüfungsgesellschaft

Nuremberg, Germany

June 9, 2006

SIGOS Systemintegration GmbH

Balance Sheets - German GAAP

	December 31,
	2005	2004
Assets
Fixed assets
Intangible assets
Franchises, industrial property rights and similar rights and assets as well as licences thereto	€89,436	€91,404
Property, plant and equipment
Other equipment, plant and office equipment	393,901	322,873
Financial assets
Securities	535,826	500,450

	1,019,163	914,727

Current assets
Inventories
Raw materials and supplies	1,789	1,789
Unbilled services	123,015	153,276
Merchandise	601,733	451,004

	726,537	606,069
Accounts receivable and other assets
Trade accounts receivable	2,953,487	1,258,117
Other assets	10,721	49,823

	2,964,208	1,307,940

Other securities	—	1,923,147
Cash and cash equivalents	1,505,785	996,014

Prepaid expenses and deferred charges	97,297	59,526

Total assets	€6,312,990	€5,807,423

Shareholders’ equity and liabilities
Shareholders’ equity
Subscribed capital	€388,582	€388,582
Retained earnings	2,749,939	553,951

Total shareholders’ equity	3,138,521	942,533
Provisions
Accrued taxes	31,415	1,876,999
Other provisions	942,957	884,865

	974,372	2,761,864
Liabilities
Accounts payable	253,331	127,555
Customer advances	584,782	425,994
Other liabilities	1,237,581	1,549,477

- thereof taxes € 1,136,891 and € 1,463,917 as of December 31, 2005 and 2004, respectively	2,075,694	2,103,026
- thereof social security € 81,083 and € 81,918 as of December 31, 2005 and 2004, respectively
Deferred income	124,403	—

Total liabilities	3,174,469	4,864,890

Total shareholders’ equity and liabilities	€6,312,990	€5,807,423

See accompanying notes to these financial statements.

SIGOS Systemintegration GmbH

Statements of Income - German GAAP

	For the twelve months ended
	2005	2004
Revenues	€12,038,713	€10,914,357
Changes in unbilled services	(30,261)	(57,024)
Other operating income	230,095	376,507
Cost of materials
Cost of raw materials, supplies and merchandise	(1,273,090)	(1,057,758)
Cost of purchased services	(113,027)	(173,001)

	(1,386,117)	(1,230,759)

Personnel expenses
Wages and salaries	(3,116,280)	(2,597,593)
Social security, pension and other benefits	(504,984)	(431,069)
- of which relating to pensions: € 6,287 (last year € 6,134)

	(3,621,264)	(3,028,662)

Depreciation and amortization of fixed intangible and tangible assets	(220,730)	(161,246)

Other operating expenses	(1,729,742)	(1,669,058)

Income from other long-term securities	10,285	—

Other interest and similar income	26,364	59,149

Interest and similar expenses	—	(680)

Income from ordinary activities	5,317,343	5,202,584

Taxes on income	(2,119,870)	(2,073,155)

Other taxes	(1,485)	(1,461)

Net income	€3,195,988	€3,127,968

See accompanying notes to these financial statements.

SIGOS Systemintegration GmbH

Statements of Cash Flows - German GAAP

	2005	2004
Cash flow from operating activities:

Net income	€3,195,988	€3,127,968
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	220,730	161,246
Loss on disposal of property, plant and equipment	548	991
Gain on disposal of financial assets	(27,382)	—
Other non-cash items	(76,720)	103,400
Changes in current assets and liabilities:
Accounts receivable	(1,618,650)	1,180,559
Inventory	(120,468)	(80,779)
Other current assets	39,102	(27,337)
Prepaid expenses and deferred charges	(37,771)	(6,528)
Accounts payable	125,776	(70,409)
Provisions	(1,787,492)	369,873
Other current liabilities	(311,896)	1,245,356
Customer advances	158,788	(58,458)
Deferred income	124,403	—

Net cash provided by (used in) operating activities	(115,044)	5,945,882

Cash flow from investing activities:

Purchases of intangible assets	(23,815)	(95,052)
Purchases of property, plant and equipment	(267,449)	(241,822)
Purchases of financial assets	(647,866)	—
Proceeds from the disposals of property, plant and equipment	926	229
Proceeds from the disposals of financial assets	639,872	—

Net cash used in investing activities	(298,332)	(336,645)

Cash flow from financing activities:

Profit distribution to the shareholders	(1,000,000)	(4,700,000)

Net cash used in financing activities	(1,000,000)	(4,700,000)

Net increase/(decrease) in cash and cash equivalents	(1,413,376)	909,237
Cash and cash equivalents at beginning of period	2,919,161	2,009,924

Cash and cash equivalents at end of period	€1,505,785	€2,919,161

See accompanying notes to these financial statements.

SIGOS Systemintegration GmbH

Notes to Financial Statements

For the Years Ended December 31, 2004 and 2005

German GAAP notes of SIGOS Systemintegration GmbH for the years ended December 31, 2005 and 2004

1. General information to the financial statements:

The financial statements for the years ended December 31, 2005 and 2004 were prepared according to the generally accepted accounting principles of the German Commercial Code (HGB) and the statutory law of limited liability companies (GmbH-Gesetz). The statements of income were prepared according to the expenditure format.

Due to the Company’s financial as well as personnel resources as of December 31, 2005 and 2004, it is classified as a medium-sized corporation as defined in section 267 (2) HGB.

The fiscal year corresponds to the calendar year.

2. Summary of Significant Accounting Policies and Practices

Intangible assets are recorded at cost less accumulated amortization. Software is amortized on a straight line basis over three or five years.

Property, plant and equipment are recorded at cost less accumulated depreciation with useful lives between three and eight years. Low-value assets are fully expensed in the year of acquisition.

Financial assets are recorded at cost.

Inventories are recorded at the lower of cost or market. Cost includes direct as well as appropriate allocations of material and manufacturing overhead costs and depreciation of property, plant and equipment.

Accounts receivable and other assets are recorded at the lower of cost or net present value. The general credit risk of doubtful accounts was taken into account by recording an allowance of 1% of the receivables’ balance. Individual risks for losses were adequately covered by individual allowances for doubtful accounts.

The other provisions are valued at the amount deemed necessary in accordance with prudent commercial judgment.

Liabilities are recognized and recorded at the settlement amount. Liabilities denominated in currencies other than the Euro are recorded at the higher of the amount based on the historical exchange rate or spot rate at the balance sheet date.

The financial statements are prepared in Euro (€).

SIGOS Systemintegration GmbH

Notes to Financial Statements

For the Years Ended December 31, 2004 and 2005

3. Notes to the Balance Sheets:

a) Assets

Intangible assets, property, plant and equipment and financial assets for the year ended December 31, 2005 are as follows:

	Cost				Depreciation and Amortization				Book value
	Jan. 01, 2005	Additions	Disposals	Dec. 31, 2005	Jan. 01, 2005	Additions	Disposals	Dec. 31, 2005	Dec. 31, 2005	Dec. 31, 2004
	€	€	€	€	€	€	€	€	€	€
Assets

I. Intangible assets
Franchises, industrial property rights and similar rights and assets as well as licenses thereto	117,296	23,815	—	141,111	25,892	25,783	—	51,675	89,436	91,404

II. Property, Plant and Equipment
Other equipment, plant and office equipment	1,055,268	267,449	12,963	1,309,754	732,395	194,947	11,489	915,853	393,901	322,873
III. Financial assets
Securities	500,450	647,866	612,490	535,826	—	—	—	—	535,826	500,450

	1,673,014	939,130	625,453	1,986,691	758,287	220,730	11,489	967,528	1,019,163	914,727

SIGOS Systemintegration GmbH

Notes to Financial Statements

For the Years Ended December 31, 2004 and 2005

Intangible assets, property, plant and equipment and financial assets for the year ended December 31, 2004 are as follows:

	Cost				Depreciation and Amortization				Book value
	Jan. 01, 2004	Additions	Disposals	Dec. 31, 2004	Jan. 01, 2004	Additions	Disposals	Dec. 31, 2004	Dec. 31, 2004	Dec. 31, 2003
	€	€	€	€	€	€	€	€	€	€
Assets

I. Intangible assets
Franchises, industrial property rights and similar rights and assets as well as licenses thereto	22,244	95,052	—	117,296	13,660	12,232	—	25,892	91,404	8,584

II. Property, Plant and Equipment
Other equipment, plant and office equipment	911,882	241,822	98,436	1,055,268	680,597	149,014	97,216	732,395	322,873	231,285
III. Financial assets
Securities	500,450	—	—	500,450	—	—	—	—	500,450	500,450

	1,434,576	336,874	98,436	1,673,014	694,257	161,246	97,216	758,287	914,727	740,319

SIGOS Systemintegration GmbH

Notes to Financial Statements

For the Years Ended December 31, 2004 and 2005

The financial assets are recorded at cost. Due to the fact that the decrease in value is considered to be temporary in nature no impairment loss was recognized. The financial assets are as follows:

	December 31, 2005	December 31, 2004
Book value	€535,826	€500,450
Fair value	511,110	519,750

Difference	€(24,716)	€19,300

b) Accounts receivable and other assets:

All accounts receivable and other assets are due within one year.

c) Retained earnings:

The retained earnings developed as follows:

Retained earnings brought forward as of December 31, 2003	€2,125,983
Net Income 2004	3,127,968
Predistribution in 2004	(4,700,000)

Retained earnings as of December 31, 2004	€553,951

Net Income 2005	3,195,988
Predistribution in 2005	(1,000,000)

Retained earnings as of December 31, 2005	€2,749,939

d) Provisions:

The other provisions encompass mainly provisions for personnel expenses and warranty obligations. Additional provisions were recorded for patent infringement costs and the costs of the annual audit of the financial statements.

e) Liabilities:

All liabilities are due within one year.

As of December 31, 2005, the following contingencies are to be disclosed:

Warranty agreements:	€228,626

SIGOS Systemintegration GmbH

Notes to Financial Statements

For the Years Ended December 31, 2004 and 2005

f) Other financial commitments:

The other financial commitments in the amount of € 784,357 (2004: € 263,300) result from existing rent and leasing agreements.

4. Notes to the Statements of Income:

The statements of income were prepared according to the expenditure format:

a) Revenues:

Revenues of € 5,218,037 (2004: € 3,685,769) were generated in Germany and of € 6,820,676 (2004: € 7,228,588) abroad.

b) Other operating income:

Included in other operating income for the twelve months ended December 31, 2005 is an amount of €139,669 (2004: €318,956) relating to other periods. These amounts related to the release of provisions and the release of valuation allowances in 2005 and to the release of provisions in 2004.

c) Taxes on income:

The taxes on income relate to income from ordinary activities.

5. Other Disclosures:

a) As of December 31, 2005, the Company employed 59 (49 in 2004) personnel.

	2005	2004
Managing Directors	3	3
General and Administration	4	4
Professional Services	7	4
Project Managers	8	6
Research and Development	19	17
Support	4	4
Purchasing and Installation	6	4
Marketing and Sales	8	7

TOTAL	59	49

SIGOS Systemintegration GmbH

Notes to Financial Statements

For the Years Ended December 31, 2004 and 2005

b) Board of Management:

In 2004 and 2005, SIGOS Systemintegration GmbH was managed by:

Helmut Friedel, 91483 Oberscheinfeld

Dipl.-Ing. Johannes Reis, 91074 Herzogenaurach

Dipl.-Kfm. Erich Weikert, 90556 Seukendorf

In 2005, the board members received a total remuneration of €345,684 (2004: €310,281).

6. Summary of Differences between Accounting Principles Generally Accepted in Germany (“German GAAP”) and the United States of America (“U.S. GAAP”)

The financial statements of the Company have been prepared in accordance with German GAAP which differ in certain significant respects from U.S. GAAP. The effects of the application of U.S. GAAP to shareholders’ equity and net income are set forth in the tables below:

(a) Reconciliation of Shareholders’ Equity in accordance with German GAAP and U.S. GAAP

	December 31, 2005	December 31, 2004
Shareholders’ Equity in accordance with German GAAP	€3,138,521	€942,533
U.S. GAAP reconciling adjustments
(c) 1) Revenue recognition of multiple element contracts	(3,454,726)	(2,341,649)
(c) 2) Provision for warranties	200,044	218,642
(c) 3) Other	(6,374)	119,556
(c) 4) Income tax effects of reconciling items	1,288,425	803,250

	(1,972,631)	(1,200,201)

Shareholders’ equity in accordance with U.S. GAAP	€1,165,890	€(257,668)

SIGOS Systemintegration GmbH

Notes to Financial Statements

For the Years Ended December 31, 2004 and 2005

b) Reconciliation of Net Income in accordance with German GAAP and U.S. GAAP

	Twelve months ended
	2005	2004
Net income in accordance with German GAAP	€3,195,988	€3,127,968
U.S. GAAP reconciling adjustments
(c) 1) Revenue recognition of multiple element contracts	(1,113,077)	410,091
(c) 2) Provision for warranties	(18,598)	38,154
(c) 3) Other	(86,647)	(268,681)
(c) 4) Income tax effects of reconciling items	485,175	(71,506)

	(733,147)	108,058

Net income in accordance with U.S. GAAP	€2,462,841	€3,236,026

(c) Notes to the Reconciliation of Shareholders’ Equity and Net Income in accordance with German GAAP and US GAAP.

1. Revenue recognition of multiple element contracts

The Company provides services for testing telecommunication networks, services and components and offers and sells to customers its automatic test equipment and related engineering and consulting services. Test equipment comprises both hardware and licenses to the Company’s proprietary software. The Company generates substantially all of its revenues by entering into multiple element arrangements with customers, for the sale of its software, hardware, consulting services to configure the hardware and software (implementation or integrations services), post contract support (maintenance) services, training services and other minor consulting services. The remainder of revenues generated by the Company is related to sales of the aforementioned products and services on an individual basis.

Under German GAAP, revenues from multiple element contracts are recognized upon delivery or customer acceptance, if applicable. Revenues from hardware and software are recorded upon customer acceptance of the hardware and software. Revenues from services are recognized either when the services are delivered or over the term of the contract, typically over one to three year periods. Revenues are only recognized to the extent that the Company has evidence of an agreement, the prices are fixed or determinable, customer acceptance has occurred and payment is reasonably assured.

Under U.S. GAAP, the Company recognizes revenues in accordance with the American Institute of Certified Public Accountants’ Statement of Position (“SOP”) No. 97-2, “Software Revenue Recognition” (“SOP 97-2”), the Emerging Issues Task Force Issue 03-5, “Applicability of AICPA Statement of Position 97-2 to Non-Software Deliverables in an Arrangement Containing More-Than-Incidental Software”, as well as the Securities and Exchange Commission Staff Accounting Bulletin No. 104, “Revenue Recognition” (“SAB 104”), and other authoritative accounting guidance.

SIGOS Systemintegration GmbH

Notes to Financial Statements

For the Years Ended December 31, 2004 and 2005

The Company recognizes revenues when the following four criteria of SOP 97-2 and SAB 104 are met: 1) persuasive evidence of an arrangement exists, 2) delivery has occurred, 3) the arrangement fee is fixed or determinable, and 4) collection is considered probable.

The Company’s multiple element arrangements are within the scope of SOP 97-2, as the hardware component of the Company’s multiple element arrangements is deemed to be a software related element. This determination is based on customers not purchasing the hardware without also purchasing the software, as well as the software and hardware being sold as a package, with payments due from customers upon delivery of this hardware and software package.

None of the services provided by the Company are considered to be essential to the functionality of the other elements. This assessment is due to the implementation services being performed during a relative short period compared to the length of the arrangement. Most arrangements have a service period of 12 to 24 months, whereas implementation services are complete usually within 2 months, but no later than 3 months following the delivery of the hardware and software. Additionally, the implementation / integration services are general in nature and the Company has a history of successfully gaining customer acceptance. Finally, a significant portion (generally 80%) of the arrangement consideration is due and payable upon delivery of the hardware and the software.

The Company cannot allocate the arrangement consideration to the multiple elements based on the vendor specific objective evidence (“VSOE”) of fair value. Therefore, it recognizes the entire arrangement fee into revenues ratably over the service period once the implementation and integration services are complete. Historically, the service period over which the arrangement fee is ratably recognized ranges from 12 to 36 months. The ratable recognition of revenues begins when evidence of customer acceptance for the implementation / integration services exists, if such a provision is included in the arrangement, or when management determines that the software and hardware are operating as intended under the respective arrangement’s contractual terms. The Company has chosen the customer acceptance date despite the implementation / integration services not being essential to any other elements in the arrangement, due to the Company being able to provide the most reliable evidence, as of this date, that they have met the revenue recognition criteria under SOP 97-2.

2. Warranty provision

The Company has recorded a warranty provision under German GAAP on a lump sum basis as a percentage of revenue. The obligations covered under this provision include certain after sales services provided to customers for a defined service period as agreed

SIGOS Systemintegration GmbH

Notes to Financial Statements

For the Years Ended December 31, 2004 and 2005

upon in the sales contract as well as obligations after the sale has taken place relating to product defects or similar issues. This provision is allowed under German GAAP based on the prudence principle.

Under U.S. GAAP, warranty provisions are accounted for in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 5, “Accounting for Contingencies” (SFAS 5). According to SFAS 5, a company should establish an accrual for a loss contingency only if the loss is probable of occurring and the amount can be reasonably estimated.

The warranty provision recorded under German GAAP is not allowed under U.S. GAAP, as it does not meet the SFAS 5 criteria.

3. Other

Various individually insignificant U.S. GAAP adjustments have been combined within this line item. These adjustments primarily relate to the provision for an allowance for doubtful accounts, provisions regarding loss contingencies, capitalization of intangible assets, classification of certain lease contracts, as well as the valuation of available-for-sale securities.

4. Income tax effects of reconciling items

Deferred taxes have been recorded on all U.S. GAAP adjustments as they all can be classified as temporary differences between German GAAP and U.S. GAAP. The deferred tax amounts have been calculated taking into account the Company’s effective tax rate of 39.82%.